UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(a) of
              the Securities Exchange Act of 1934


                        Date of Report

                         May 5, 2003

                   COMPUDYNE CORPORATION
                   ---------------------
  (Exact name of registrant as specified in its charter)

                           NEVADA
                           ------
 (State or other jurisdiction of incorporation or organization)

        0-29798                             23-1408659
        -------                             ----------
 (Commission File Number)       (I.R.S. employer identification number)


    7249 National Drive
    Hanover, Maryland                                     21076
    -----------------                                     -----
(Address of principal executive office)                (Zip code)


         Registrant's telephone number, including area code
                           (410) 712-0275


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In its press release of today's date attached hereto as
Exhibit 99, the Registrant announced its unaudited results of operations for the quarter ending, and its financial condition as at, March 31, 2003.

Non-GAAP Measure

     The press release contains financial information that is not prepared in accordance with generally accepted accounting principals
(GAAP). Investors are cautioned that the non-GAAP financial measures are not to be construed as an alternative to GAAP. The Company's management uses EBITDA (earnings before interest, taxes, depreciation and amortization) in its internal analysis of net income and monitors it to ensure compliance with certain covenants under the Company's credit facility. Management believes that EBITDA provides useful information to investors for meaningful comparison to prior periods and analysis of the critical components of its results of its operations. Management also believes that EBITDA is a valuable financial measure to investors because it allows them to monitor the Company's compliance with certain covenants under its credit facility.


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 5, 2003


                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer



                         INDEX TO EXHIBITS


Exhibit 99 - Earnings Report Press Release of May 5, 2003